Energy Development Company

KED Quarterly Report

August 31, 2014

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in Note 1 — Organization).

As of August 31, 2014, we had total assets of $644 million, net assets of $406 million (net asset value of $38.62 per share), and 10.5 million shares of common stock outstanding. As of August 31, 2014, we held $627 million in equity investments and no debt investments.

Recent Events

On August 18, 2014, VantaCore Partners LP (“VantaCore”) executed an agreement to merge with and into a subsidiary of Natural Resource Partners L.P. (“NRP”), a publicly traded master limited partnership. On October 1, 2014, the transaction closed, and we received 1.983 million NRP common units as consideration for our equity interests in VantaCore. These units are unregistered and subject to a 180-day lock-up agreement. Because the merger agreement was signed prior to quarter-end, we valued our interests in VantaCore as of August 31, 2014 as if the transaction had closed. See Note 3 — Fair Value and Note 12 — Subsequent Events.

Our Top Ten Portfolio Investments as of August 31, 2014

Listed below are our top ten portfolio investments by issuer as of August 31, 2014.

Holding	Public/ Private	Sector	Amount ($ in millions)	Percent of Long-Term Investments
1. Regency Energy Partners LP	Public	Midstream	$52.6	8.4%
2. Emerge Energy Services LP	Public	Frac Sand	46.2	7.4
3. Energy Transfer Partners, L.P.	Public	Midstream	40.7	6.5
4. Williams Partners L.P.	Public	Midstream	36.7	5.8
5. Enterprise Products Partners L.P.	Public	Midstream	32.0	5.1
6. MarkWest Energy Partners, L.P.	Public	Midstream	30.1	4.8
7. VantaCore Partners LP(1)	Private	Aggregates	29.2	4.7
8. Plains GP Holdings, L.P.(2)	Public	Midstream	27.5	4.4
9. DCP Midstream Partners, LP	Public	Midstream	26.9	4.3
10. ONEOK Partners, L.P.	Public	Midstream	25.8	4.1

			$347.7	55.5%

(1)	On October 1, 2014, VantaCore merged with NRP. We received 1.983 million NRP common units as consideration for our equity interests in VantaCore. See Note 3 — Fair Value and Note 12 — Subsequent Events.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

(2)	We hold an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partners of Plains All American, L.P. Our ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at our option.

Results of Operations — For the Three Months Ended August 31, 2014

Investment Income.    Investment income totaled $3.0 million for the quarter. We received $8.6 million of dividends and distributions during the quarter, of which $5.6 million was treated as a return of capital. Return of capital was decreased by $1.0 million during the quarter due to 2013 tax reporting information that we received in the fiscal third quarter 2014. We received $0.4 million of paid-in-kind dividends, which are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $3.2 million, including $2.3 million of investment management fees (net of fee waiver of $0.4 million), $0.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.1 million) and $0.3 million of other operating expenses.

Net Investment Loss.    Our net investment loss totaled $0.2 million and included a current tax benefit of $0.2 million and a deferred tax expense of $0.02 million.

Net Realized Gains.    We had net realized gains from investments of $17.2 million after taking into account a current tax expense of $9.1 million and a deferred tax expense of $0.6 million.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $31.8 million. The net increase consisted of $50.0 million of unrealized gains from investments and a deferred tax expense of $18.2 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $48.8 million. This increase was comprised of net investment loss of $0.2 million, net realized gains of $17.2 million and net unrealized gains of $31.8 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2014
Distributions and Other Income from Investments
Dividends and Distributions(1)	$8.6
Paid-In-Kind Dividends(1)	0.4

Total Distributions from Investments	9.0
Expenses
Investment Management Fee, Net	(2.3)
Other Expenses	(0.3)
Interest Expense	(0.5)

Net Distributable Income (NDI)	$5.9

Weighted Average Shares Outstanding	10.50
NDI per Weighted Average Share Outstanding	$0.559

Adjusted NDI per Weighted Average Share Outstanding(2)	$0.559

Distribution paid per Common Share(3)	$0.520

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions. Our investment in VantaCore paid 100% of its quarterly distribution in cash during the third quarter.

(2)	There were no adjustments to NDI during the quarter.

(3)	The distribution of $0.52 per share for the third quarter of fiscal 2014 was paid on October 24, 2014.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI and adjusted NDI generated in the current quarter;

•	Expected NDI and adjusted NDI over the next twelve months;

•	The extent to which NDI and adjusted NDI are comprised of non-cash interest and distributions; and

•	Realized and unrealized gains generated by the portfolio.

On September 30, 2014, we declared a quarterly distribution of $0.52 per share for the third quarter of fiscal 2014 (a total distribution of $5.5 million). The distribution represents an increase of 1.0% from the prior quarter’s distribution and an increase of 14.3% from the distribution for the quarter ended August 31, 2013.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

From time to time, certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

On August 28, 2014, we entered into a $70 million secured term loan (the “Term Loan”) as part of an amendment to our senior secured credit facility (the “Credit Facility”). All of the proceeds from the Term Loan were used to partially repay amounts borrowed on our $120 million secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 28, 2018, and as part of the amendment to the Credit Facility, the maturity date of the Revolving Credit Facility was extended to August 28, 2017.

Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and we pay a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of $190 million ($70 million on the Term Loan and the $120 million commitment on the Revolving Credit Facility) and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to our borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 7.5% and 12.5%, respectively, of the total borrowing base.

As of August 31, 2014, we had $70 million borrowed on the Term Loan (at an interest rate of 1.51%) and $35 million borrowed on the Revolving Credit Facility (at an interest rate of 1.76%), with $85 million of undrawn capacity on the Revolving Credit Facility. Our total borrowings of $105 million represented 35% of the borrowing base of $296 million (36% of the borrowing base of $288 million attributable to quoted securities). At August 31, 2014, our asset coverage ratio under the Investment Company Act of 1940, as amended (the “1940 Act”), was 486%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

As of October 28, 2014, we had $70 million borrowed on the Term Loan (at an interest rate of 1.51%) and $35 million borrowed on the Revolving Credit Facility (at an interest rate of 1.76%), with $85 million of undrawn capacity on the Revolving Credit Facility. Our total borrowings of $105 million represented 39% of the borrowing base of $269 million (39% of the borrowing base of $266 million attributable to quoted securities). As of this same date, we had $1 million of cash.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2014

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 154.6%
Equity Investments(1) — 154.6%
Public MLP and Other Equity — 147.4%
Access Midstream Partners, L.P.	232	$14,926
Alliance Holdings GP, L.P.	71	5,099
AmeriGas Partners, L.P.	44	2,045
Arc Logistics Partners LP	237	6,177
Atlas Pipeline Partners, L.P.	105	3,878
Buckeye Partners, L.P.	121	9,550
Capital Product Partners L.P.	337	3,692
Capital Product Partners L.P. — Class B Units(2)(3)	606	6,630
Compressco Partners, L.P.	104	2,802
Crestwood Equity Partners LP	105	1,343
Crestwood Midstream Partners LP	902	21,075
DCP Midstream Partners, LP	475	26,902
Dynagas LNG Partners LP	108	2,617
El Paso Pipeline Partners, L.P.(4)	123	5,095
Emerge Energy Services LP(5)	321	46,244
Enable Midstream Partners, LP	67	1,710
Enbridge Energy Management, L.L.C.(6)	46	1,649
Enbridge Energy Partners, L.P.	164	5,968
EnLink Midstream Partners, LP	287	8,890
Enduro Royalty Trust	167	2,197
Energy Transfer Equity, L.P.	27	1,607
Energy Transfer Partners, L.P.(7)	708	40,698
Enterprise Products Partners L.P.(7)	787	31,985
EV Energy Partners, L.P.	287	11,992
Exterran Partners, L.P.	210	6,104
Foresight Energy LP	130	2,467
Global Partners LP	205	8,817
Golar LNG Partners LP	96	3,637
Höegh LNG Partners LP(8)	22	570
Holly Energy Partners, L.P.	77	2,798
Kinder Morgan, Inc.(4)	266	10,709
Kinder Morgan Management, LLC(4)(6)	258	25,228
Legacy Reserves LP	117	3,582
LRR Energy, L.P.	19	364
Magellan Midstream Partners, L.P.	43	3,617
MarkWest Energy Partners, L.P.(5)	377	30,082
Mid-Con Energy Partners, LP	171	3,823
Midcoast Energy Partners, L.P.	318	7,162
ONEOK Partners, L.P.	435	25,824
PBF Logistics LP	17	429
Plains All American Pipeline, L.P.(5)	206	12,318
Plains GP Holdings, L.P. - Unregistered(2)(5)(9)	918	27,453
QEP Midstream Partners, LP	62	1,622
Regency Energy Partners LP	1,596	52,631
Sprague Resources LP	207	5,392
Summit Midstream Partners, LP	272	15,047

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2014

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Public MLP and Other Equity (continued)

SunCoke Energy Partners, L.P.	258	$7,807
Sunoco Logistics Partners L.P.	77	3,810
Tallgrass Energy Partners, LP	116	4,943
Targa Resources Corp.	18	2,442
Targa Resources Partners LP	130	9,698
Transocean Partners LLC(8)	26	727
USA Compression Partners, LP	91	2,381
VTTI Energy Partners LP(8)	15	413
Western Gas Partners, LP	183	14,196
Westlake Chemical Partners LP(8)	10	313
Williams Partners L.P.	692	36,664

		597,841

Private MLP(2)(5)(10) — 7.2%
VantaCore Partners LP — Common Units	2,187	17,975
VantaCore Partners LP — Class A Preferred Units	456	7,775
VantaCore Partners LP — Class B Preferred Units	202	3,447

		29,197

Total Long-Term Investments — 154.6% (Cost — $371,800)		627,038

Liabilities
Debt		(105,000)
Deferred Tax Liability		(117,072)
Other Liabilities		(16,554)

Total Liabilities		(238,626)
Other Assets		17,219

Total Liabilities in Excess of Other Assets		(221,407)

Net Assets		$405,631

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Fair valued security, restricted from public sale. See Notes 2, 3 and 9 in Notes to Financial Statements.

(3)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(4)	On August 10, 2014, Kinder Morgan, Inc. announced that it will acquire all of the outstanding equity securities of Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P. As of August 31, 2014, the Company did not hold any securities of Kinder Morgan Energy Partners, L.P.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2014

(amounts in 000’s)

(UNAUDITED)

(5)	The Company believes that it is an affiliate of Emerge Energy Services LP, MarkWest Energy Partners, L.P., Plains GP Holdings, L.P. (“Plains GP”), Plains All American Pipeline, L.P. and VantaCore Partners LP (“VantaCore”). See Note 5 — Agreements and Affiliations.

(6)	All or a portion of dividends or distributions are paid-in-kind.

(7)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(8)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(9)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value.

(10)	On August 18, 2014, VantaCore executed an agreement to merge with and into a subsidiary of Natural Resource Partners L.P. (“NRP”), a publicly traded master limited partnership. On October 1, 2014, the transaction closed, and the Company received 1,983 NRP common units as consideration for its equity interests in VantaCore. These units are unregistered and subject to a 180-day lock-up agreement, and a portion of these units was placed in escrow to cover potential indemnification claims. Because the merger agreement was signed prior to quarter-end, the Company valued its equity interests in VantaCore as of August 31, 2014 as if the transaction had closed. For purposes of the Schedule of Investments, the aggregate fair value of VantaCore has been allocated to each class of equity security based on its pro rata share of the merger consideration as of August 31, 2014. See Note 3 — Fair Value and Note 12 — Subsequent Events.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2014

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $317,988)	$481,744
Affiliated (Cost — $53,812)	145,294

Total investments (Cost — $371,800)	627,038
Cash	5,791
Receivable for securities sold	9,238
Dividends and distributions receivable	94
Debt offering costs, prepaid expenses and other assets	2,096

Total Assets	644,257

LIABILITIES
Payable for securities purchased	7,782
Investment management fee payable	2,274
Accrued directors’ fees and expenses	72
Accrued expenses and other liabilities	544
Current income tax liability	5,882
Deferred income tax liability	117,072
Revolving credit facility	35,000
Term loan	70,000

Total Liabilities	238,626

NET ASSETS	$405,631

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,504,015 shares issued and outstanding)	$11
Paid-in capital	203,618
Accumulated net investment loss, net of income taxes, less dividends	(72,702)
Accumulated net realized gains on investments, net of income taxes	113,961
Net unrealized gains on investments, net of income taxes	160,743

NET ASSETS	$405,631

NET ASSET VALUE PER SHARE	$38.62

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2014	For the Nine Months Ended August 31, 2014
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$6,201	$17,732
Affiliated investments	2,384	7,718

Total dividends and distributions	8,585	25,450
Return of capital	(5,629)	(17,904)

Total Investment Income	2,956	7,546

Expenses
Investment management fees, before investment management fee waiver	2,653	7,065
Professional fees	139	439
Directors’ fees and expenses	68	218
Administration fees	34	97
Insurance	15	51
Other expenses	96	283

Total Expenses — before waiver and interest expense	3,005	8,153
Investment management fee waiver	(379)	(1,009)
Interest expense and amortization of offering costs	605	1,812

Total Expenses	3,231	8,956

Net Investment Loss — Before Income Taxes	(275)	(1,410)
Current income tax benefit	145	423
Deferred income tax benefit (expense)	(17)	157

Net Investment Loss	(147)	(830)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	7,453	13,662
Investments — affiliated	19,375	60,002
Options	48	48
Current income tax expense	(9,086)	(19,868)
Deferred income tax expense	(594)	(7,345)

Net Realized Gains	17,196	46,499

Net Change in Unrealized Gains
Investments — non-affiliated	41,003	81,725
Investments — affiliated	8,969	15,344
Options	(4)	—
Deferred income tax expense	(18,205)	(35,836)

Net Change in Unrealized Gains	31,763	61,233

Net Realized and Unrealized Gains	48,959	107,732

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,812	$106,902

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2014 (Unaudited)		For the Fiscal Year Ended November 30, 2013
OPERATIONS
Net investment loss, net of tax	$(830)		$(1,504)
Net realized gains, net of tax	46,499		3,891
Net change in unrealized gains, net of tax	61,233		80,935

Net Increase in Net Assets Resulting from Operations	106,902		83,322

DIVIDENDS AND DISTRIBUTIONS
Dividends	(15,978	)(1)	(18,348	)(2)
Distributions — return of capital	—	(1)	—	(2)

Dividends and Distributions	(15,978)		(18,348)

CAPITAL STOCK TRANSACTIONS
Issuance of 44,104 and 54,781 shares of common stock from reinvestment of dividends and distributions	1,303		1,413

Total Increase in Net Assets	92,227		66,387

NET ASSETS
Beginning of period	313,404		247,017

End of period	$405,631		$313,404

(1)	The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2014 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(2)	Distributions paid to common stockholders for the fiscal year ended November 30, 2013 are characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2014

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$106,902
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	17,904
Net realized gains on investments	(73,664)
Net unrealized gains on investments	(97,069)
Purchase of long-term investments	(148,858)
Proceeds from sale of long-term investments	145,230
Increase in receivable for securities sold	(7,305)
Decrease in dividends and distributions receivable	199
Amortization of deferred debt offering costs	456
Decrease in prepaid expenses and other assets	23
Decrease in deferred income tax asset	1,971
Decrease in income tax receivable	594
Increase in payable for securities purchased	7,400
Increase in investment management fee payable	484
Decrease in accrued directors’ fees and expenses	(12)
Decrease in accrued expenses and other liabilities	(13)
Increase in current income tax liability	5,882
Increase in deferred income tax liability	41,052

Net Cash Provided by Operating Activities	1,176

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under revolving credit facility	(50,000)
Increase in borrowings under term loan	70,000
Costs associated with issuance of revolving credit facility and term loan	(2,178)
Cash distributions paid to stockholders	(14,675)

Net Cash Provided by Financing Activities	3,147

NET INCREASE IN CASH	4,323
CASH — BEGINNING OF PERIOD	1,468

CASH — END OF PERIOD	$5,791

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,303.

During the nine months ended August 31, 2014, there were $12,700 of federal income taxes paid and $269 of state income taxes paid, net of income tax refunds. Interest paid was $1,410.

During the nine months ended August 31, 2014, the Company received $4,781 of paid-in-kind and non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2014 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period September 21, 2006 through November 30, 2006
			2013	2012	2011	2010	2009	2008	2007

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.96		$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03	$23.32
Net investment income (loss)	(0.08)		(0.14)	0.08	0.25	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	10.28		8.13	2.27	3.60	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—		—	—	—	—	—	(0.38)	—	—

Total income (loss) from investment operations	10.20		7.99	2.35	3.85	5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(1.53)		(1.76)	(1.62)	(1.37)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—		—	—	—	—	—	—	(0.15)	—
Distributions — return of capital(2)	—		—	—	—	(0.69)	(1.30)	(1.67)	(0.24)	—

Total dividends and distributions	(1.53)		(1.76)	(1.62)	(1.37)	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of distributions	(0.01)		(0.01)	—	(0.03)	(0.03)	—	—	—	—

Net asset value, end of period	$38.62		$29.96	$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$37.78		$28.70	$26.01	$20.21	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	38.5	%(5)	18.1%	37.8%	19.3%	45.8%	56.0%	(54.8)%	9.3%	(10.7	)%(5)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2014 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period September 21, 2006 through November 30, 2006
			2013	2012	2011	2010	2009	2008	2007

Supplemental Data and Ratios(6)
Net assets, end of period	$405,631		$313,404	$247,017	$238,030	$211,041	$168,539	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	2.6%		2.5%	2.4%	2.4%	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.4		0.5	0.6	0.7	1.0	1.3	1.1	0.9	1.3

Subtotal	3.0		3.0	3.0	3.1	3.1	3.3	1.5	4.0	3.7
Interest expense	0.7		0.8	0.9	0.8	0.9	0.8	2.0	1.0	—
Management fee waivers	(0.4)		(0.1)	—	—	—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.3		3.7	3.9	3.9	4.0	4.1	3.5	4.6	3.2
Tax expense	22.8		17.1	5.6	10.0	16.3	6.9	— (7)	0.8	—

Total expenses(8)	26.1%		20.8%	9.5%	13.9%	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	(0.3)%		(0.5)%	0.3%	1.1%	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	29.3	%(5)	29.2%	9.9%	17.1%	28.3%	11.3%	(29.5)%	5.1%	3.0	%(5)
Portfolio turnover rate	27.0	%(5)	38.4%	34.6%	68.1%	33.4%	20.9%	27.0%	28.8%	5.6	%(5)
Average net assets	$364,438		$284,880	$246,183	$231,455	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,482,591		10,430,618	10,372,215	10,301,878	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the revolving credit facility and term loan	$92,274		$77,786	$78,180	$62,559	$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	486.3%		468.7%	443.1%	409.1%	470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings per share of common stock during the period	$8.80		$7.46	$7.54	$6.07	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	The characterization of the distribution paid during the nine months ended August 31, 2014 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented in each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of the deferred tax benefit was dependent on whether there was sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(8)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value no less frequently than as of the last day of each quarter based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication quarterly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

As of June 30, 2013, the Company began providing adjusted net asset value on a monthly basis for those months that do not constitute the end of a fiscal quarter. The Company’s adjusted net asset value is a non-GAAP measure and is intended to provide investors with a monthly update on the impact of price changes for the public securities in the Company’s portfolio. Adjusted net asset value is calculated based on the same methodology as net asset value and incorporates updated values for the publicly-traded equity securities (including PIPE investments) and quoted debt investments in the Company’s portfolio, including any related income tax impact. The Company’s adjusted net asset value calculation incorporates the Company’s month-end balance sheet but does not update the value of the non-traded securities in its portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis. New private investments made during a quarter will be valued by senior management of KAFA.

•

Valuation Committee.    The Valuation Committee meets to consider valuations presented by KAFA at the end of each quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At August 31, 2014, the Company held 15.6% of its net assets applicable to common stockholders (9.8% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at August 31, 2014 was $63,280. See Note 3 — Fair Value and Note 9 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of August 31, 2014, the Company did not have any repurchase agreements.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 — Derivative Financial Instruments.

H. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates that 90% of the distributions received from Public MLPs will be treated as a return of capital. Such estimates for Public or Private MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (i) the components of total dividends and distributions from the Company’s private and public investments, (ii) the percentage of return of capital attributable to each category and (iii) the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions are limited to the total amount of the cash distributions received, but for income tax purposes, the cost basis reductions typically exceed cash distributions received due to allocated losses from MLP investments. See Note 6 — Income Taxes.

	For the Three Months Ended August 31, 2014	For the Nine Months Ended August 31, 2014
Distributions from private MLPs	$1,488	$4,348
Distributions from public MLPs and dividends from other public equity investments	7,097	21,102

Total dividends and distributions from investments	$8,585	25,450

Distributions from private MLPs — % return of capital	12%	42%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	77%	76%
Total dividends and distributions — % return of capital	66%	70%
Return of capital — attributable to net realized gains (losses)	$1,046	$2,556
Return of capital — attributable to net change in unrealized gains (losses)	4,583	15,348

Total return of capital	$5,629	$17,904

During the fiscal third quarter of 2014, the Company received 2013 tax reporting information that was used to decrease its prior year return of capital estimate by a total of $982. Of this amount, a decrease of $699 related to the Company’s private investments and a decrease of $283 related to the Company’s public portfolio investments.

For the nine months ended August 31, 2014, the Company estimated the return of capital portion of distributions received to be $18,886 (74%). This amount was decreased by $982 due to the 2013 tax reporting information. As a result, the return of capital percentage for the nine months ended August 31, 2014 was 70%.

For the three months ended August 31, 2014, the Company estimated the return of capital portion of distributions received to be $6,611 (77%). This amount was decreased by $982 due to the 2013 tax reporting information. As a result, the return of capital percentage for the three months ended August 31, 2014 was 66%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and nine months ended August 31, 2014, the Company did not hold any debt securities and did not earn any interest income.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income, and the Company estimates return of capital on these non-cash distributions. During the three and nine months ended August 31, 2014, the Company received the following paid-in-kind and non-cash dividends and distributions.

	For the Three Months Ended August 31, 2014	For the Nine Months Ended August 31, 2014
Paid-in-kind dividends
Enbridge Energy Management, L.L.C.	$25	$114
Kinder Morgan Management, LLC	353	1,001

	378	1,115

Non-cash distributions
Energy Transfer Partners, L.P.	475	1,270
Enterprise Products Partners L.P.	281	843
VantaCore Partners LP(1)	—	1,553

	756	3,666

Total paid-in-kind and non-cash dividends and distributions	$1,134	$4,781

(1)	VantaCore Partners LP (“VantaCore”) paid 100% of its quarterly distribution in cash during the three months ended August 31, 2014.

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The characterization of the distributions paid to common stockholders as either a dividend (ordinary income) or a distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

K. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2014, the Company did not have any outstanding interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to the fiscal year end November 30, 2009 remain open and subject to examination by the federal and state tax authorities.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at August 31, 2014, and the Company presents these assets and liabilities by security type and description on its

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$627,038	$563,758	$—	$63,280

The Company did not have any liabilities that were measured at fair value on a recurring basis at August 31, 2014. For the nine months ended August 31, 2014, there were no transfers between Level 1 and Level 2.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2014.

Three Months Ended August 31, 2014	Equity Investments
Balance — May 31, 2014	$62,336
Realized gains (losses)	—
Unrealized gains (losses), net	944
Purchase	—
Issuance	—
Transfers out to Level 1 and 2	—

Balance — August 31, 2014	$63,280

Nine Months Ended August 31, 2014	Equity Investments
Balance — November 30, 2013	$54,811
Realized gains (losses)	—
Unrealized gains (losses), net	6,275
Purchase	641
Issuances	1,553
Transfers out to Level 1 and 2	—

Balance — August 31, 2014	$63,280

The $944 and $6,275 of unrealized gains for the three and nine months ended August 31, 2014 relate to investments that are still held at August 31, 2014, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

The purchase of $641 for the nine months ended August 31, 2014 relates to the Company's additional investment in VantaCore Partners LP ("VantaCore") (Class B Preferred Units), which was made in February 2014. The issuance of $1,553 for the nine months ended August 31, 2014 relates to additional units received from VantaCore (Class A Preferred Units) as non-cash distributions.

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company’s investment in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P., is valued as a PIPE investment. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP completed its initial public offering in October 2013 and in connection with the offering, the Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expires in January 2015). During the 15-month lock-up period, the Company is valuing its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP less a discount because of the lack of liquidity.

On August 18, 2014, VantaCore executed an agreement to merge with and into a subsidiary of Natural Resource Partners L.P. (“NRP”), a publicly traded master limited partnership. As result of the transaction, which closed on October 1, 2014, the Company received 1,982,526 common units representing limited partner interests in NRP as consideration for its equity interests in VantaCore. A portion of these units was placed in escrow to cover potential indemnification claims. On October 1, 2015, 50% of the units remaining in escrow will be released, with the balance to be released six months thereafter. In connection with the transaction, the Company also agreed to a six-month lock-up on the NRP units. During the six-month lock-up period, the Company will value its investment in NRP as a PIPE investment based on the public market value of NRP less a discount because of the lack of liquidity. In addition, for the period of time the Company has units held in escrow, the Company will further reduce the value of the investment based on the Company’s estimate of potential claims against the escrow. Because the merger agreement was signed prior to quarter end, the Company valued its equity interests in VantaCore as of August 31, 2014 as if the transaction had closed. See Note 12 — Subsequent Events.

One of the Company’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. To the extent this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price is used for the Class B Units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2014:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$27,453	- Discount to publicly-traded	- Current discount	3.1%	3.1%	3.1%
public companies (PIPE) — valued based on a discount to market value		securities

Equity securities of private companies(1)	23,547	- Discount to publicly-traded securities	- Current discount	8.0%	8.0%	8.0%

Equity securities of	5,650	- Discount to publicly-traded	- Current discount	8.0%	8.0%	8.0%
private companies held in escrow(1)(2)		securities - Estimated claims against escrow	- Share of estimated claims against escrow	$352	$352	$352

Equity securities of	6,630	- Convertible pricing model	- Credit spread	6.0%	6.5%	6.3%
public companies —			- Volatility	25.0%	30.0%	27.5%
valued based on pricing model			- Discount for marketability	8.0%	8.0%	8.0%

Total	$63,280

(1)	Because the merger agreement was signed prior to quarter end, the Company valued its equity interests in VantaCore as of August 31, 2014 as if the transaction had closed. See Note 12 — Subsequent Events.
(2)	Fair value is after a reduction in value to account for the current discount and the Company’s estimate of potential claims against the escrow. Note 12 — Subsequent Events.

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2014, the Company had the following investment concentrations.

Category	Percent of Long-Term Investments
Securities of energy companies	94.0%
Equity securities	100.0%
Securities of MLPs(1)	95.2%
Largest single issuer	8.4%
Restricted securities	10.1%

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in an MLP).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. On September 30, 2014, with the approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act), the Company amended and extended its investment management agreement with KAFA for an additional year through October 2, 2015. The fee waiver agreement in effect immediately prior to the renewal of the investment management agreement, which reduces the management fee from an annual rate of 1.75% of average total assets to 1.50%, will remain in place through the end of fiscal 2014. Effective December 1, 2014, that fee waiver agreement will provide for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s portfolio that is not publicly traded (i.e., Level 3 investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total investments, then for every 1% by which those public investments exceed 25% of the Company’s total investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver will be determined quarterly based on the Company’s average percentage of public investments for the fiscal quarter preceding the fiscal quarter for which the management fee is applied.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company. The Company’s management fees for the three and nine months ended August 31, 2014 were $2,274 and $6,056, net of management fee waivers of $379 and $1,009.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of August 31, 2014, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also serves as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Company, own units of Emerge. The Company believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP as described in

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Note 3 — Fair Value). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

VantaCore Partners LP — At August 31, 2014, the Company held a 23.5% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents served as Chairman of the board of directors of the general partner for VantaCore until October 1, 2014. Although the Company does not own any interest in the general partner of VantaCore, it believes it is an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

On August 18, 2014, VantaCore executed an agreement to merge with and into a subsidiary of NRP, a publicly traded master limited partnership. On October 1, 2014, the transaction closed, and the Company received 1,982,526 NRP common units as consideration for its equity interests in VantaCore. NRP is not an affiliate of the Company after the closing of this transaction. See Note 12 — Subsequent Events.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

During the nine months ended August 31, 2014, the Company paid $12,700 of federal income taxes and $269 of state income taxes, net of refunds. At August 31, 2014, the Company had a current income tax liability of $5,882. The liability is the result of the Company’s current year to date estimated current income tax expense ($19,445) exceeding its estimated income tax payments of $12,969 and its receivable related to the capital loss carryforward ($594) at November 30, 2013. During second quarter 2014, the Company changed its state tax rate from 1.8% to 2.0% (net of federal benefit), based on updated apportionment data.

Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of August 31, 2014
Current income tax liability	$(5,882)

Deferred tax asset:
Organizational costs	$12
Deferred tax liabilities:
Net unrealized gains on investment securities	(117,084)

Total net deferred tax liability	$(117,072)

The Company utilized all of its estimated federal and state net operating loss carryforwards of $5,358 and $5,328, respectively (amounts as of November 30, 2013), during first quarter 2014.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of August 31, 2014, the identified cost of investments for federal income tax purposes was $316,800. The cost basis for federal income tax purposes is $55,000 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of August 31, 2014
Gross unrealized appreciation of investments	$310,332
Gross unrealized depreciation of investments	(94)

Net unrealized appreciation of investments	$310,238

Components of the Company’s income tax benefit (expense) were as follows:

	For the Three Months Ended August 31, 2014	For the Nine Months Ended August 31, 2014
Current income tax benefit — net investment loss	145	423
Deferred income tax benefit (expense) — net investment loss	(17)	157
Current income tax expense — net realized gains	(9,086)	(19,868)
Deferred income tax expense — net realized gains	(594)	(7,345)
Deferred income tax expense — net unrealized gains	(18,205)	(35,836)

Total income tax expense	$(27,757)	$(62,469)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment income and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended August 31, 2014	For the Nine Months Ended August 31, 2014
Computed federal income tax at 35%	$(26,801)	$(59,280)
State income tax, net of federal tax	(1,531)	(3,386)
Effect of change in state tax rate (0.2%)	—	(402)
Other, net	575	599

Total income tax expense	$(27,757)	$(62,469)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2014, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to the fiscal year end November 30, 2009 remain open and subject to examination by the federal and state tax authorities.

7.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and nine months ended August 31, 2014 were as follows:

Three Months Ended August 31, 2014	Number of Contracts	Premium
Call Options Written
Options outstanding at May 31, 2014	200	$23
Options written	340	58
Options subsequently repurchased(1)	(270)	(30)
Options exercised	—	—
Options expired	(270)	(51)

Options outstanding at August 31, 2014	—	$—

Nine Months Ended August 31, 2014	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2013	—	$—
Options written	560	87
Options subsequently repurchased(1)	(270)	(30)
Options exercised	(20)	(6)
Options expired	(270)	(51)

Options outstanding at August 31, 2014	—	$—

(1)	The price at which the Company subsequently repurchased the options was $30, which resulted in a net realized gain of $3.

The Company did not have any derivative instruments outstanding as of August 31, 2014. The following table sets forth the effect of the Company's derivative instruments on the Statement of Operations:

		For the Three Months Ended August 31, 2014
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Call options written	Options	$48	$(4)

For the Nine Months Ended August 31, 2014
Call options written	Options	$48	$—

8.	Investment Transactions

For the nine months ended August 31, 2014, the Company purchased and sold securities in the amount of $148,858 and $145,230 (excluding short-term investments).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2014, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Capital Product Partners L.P.
Class B Units	(2)	(3)	606	$4,591	$6,630	$10.94	1.6%	1.0%
Plains GP Holdings, L.P.
Common Units	(2)	(4)	918	3,292	27,453	29.90	6.8	4.3
VantaCore Partners LP(5)
Class A Common Units	(2)	(6)	2,187	17,780	17,975	8.22	4.4	2.8
Class A Preferred Units	(2)	(6)	456	4,768	7,775	17.04	1.9	1.2
Class B Preferred Units	(2)	(6)	202	2,843	3,447	17.04	0.9	0.5

Total				$33,274	$63,280		15.6%	9.8%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the nine months ended August 31, 2014 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	The Company holds an interest in PAA GP, which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. The Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expires in January 2015). See Note 3 — Fair Value.

(5)	On August 18, 2014, VantaCore executed an agreement to merge with and into a subsidiary of Natural Resource Partners L.P. (“NRP”), a publicly traded master limited partnership. On October 1, 2014, the transaction closed, and the Company received 1,982,526 NRP common units as consideration for its equity interests in VantaCore. These units are unregistered and subject to a 180-day lock-up agreement. Because the merger agreement was signed prior to quarter-end, the Company valued its equity interests in VantaCore as of August 31, 2014 as if the transaction had closed. For purposes of this table, the aggregate fair value of VantaCore has been allocated to each class of equity security based on its pro rata share of the merger consideration as of August 31, 2014. See Note 3 — Fair Value and Note 12 — Subsequent Events.

(6)	Unregistered security of a private company.

10.	Revolving Credit Facility and Term Loan

On August 28, 2014, the Company entered into a $70,000 secured term loan (the “Term Loan”) as part of an amendment to its senior secured credit facility (the “Credit Facility”). All of the proceeds from the Term Loan were used to partially repay amounts borrowed on the Company’s $120,000 secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 28, 2018, and as part of the amendment to the Credit Facility, the maturity date of the Revolving Credit Facility was extended to August 28, 2017.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and the Company pays a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that the Company can borrow under the Credit Facility is limited to the lesser of $190,000 ($70,000 on the Term Loan and the $120,000 commitment on the Revolving Credit Facility) and the Company’s borrowing base. The borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of the Company’s investments by an advance rate. The total contribution to the borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to the borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 7.5% and 12.5%, respectively, of the total borrowing base.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness and preferred stock of the Company of not less than 2:25:1.0 and (c) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base. Public MLP equity investments are generally characterized as non-performing if they have not paid a distribution in the most recent quarter, private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount and debt investments are generally characterized as non-performing if such investments are in default of any payment obligations.

Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of August 31, 2014, $70,000 was borrowed on the Term Loan (at an interest rate of 1.51%) and $35,000 was borrowed on the Revolving Credit Facility (at an interest rate of 1.76%), with $85,000 of undrawn capacity on the Revolving Credit Facility. Total borrowings of $105,000 represented 35% of the borrowing base of $296,384 (36% of the borrowing base of $287,561 attributable to quoted securities). At August 31, 2014, the Company’s asset coverage ratio under the 1940 Act was 486%.

As of August 31, 2014, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the nine months ended August 31, 2014 were as follows:

Shares outstanding at November 30, 2013	10,459,911
Shares issued through reinvestment of distributions	44,104

Shares outstanding at August 31, 2014	10,504,015

12.	Subsequent Events

On September 30, 2014, the Company declared its quarterly distribution of $0.52 per common share for the third quarter of fiscal 2014 for a total of $5,462. The distribution was paid on October 24, 2014. Of this total, pursuant to the Company’s dividend reinvestment plan, $403 was reinvested into the Company through the issuance of shares of common stock.

On August 18, 2014, VantaCore executed an agreement to merge with and into a subsidiary of Natural Resource Partners L.P. (“NRP”), a publicly traded master limited partnership. On October 1, 2014, the transaction closed, and the Company received 1,982,526 common units representing limited partner interests in NRP as consideration for its equity interests in VantaCore.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director, Executive Vice President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.